Acquisitions	12 Months Ended
Dec. 31, 2012
Business Combination Disclosure [Abstract]
Acquisitions

NOTE 2

Acquisitions

On March 1, 2011, the Company completed the acquisition of a controlling interest in Loyalty Partner, a leading marketing services company that operates loyalty programs in Germany, Poland, India and Mexico. Loyalty Partner also provides market analysis, operating platforms and consulting services that help merchants grow their businesses. Total consideration was $616 million. The Company has an option to acquire the remaining noncontrolling equity interest (NCI) over a three-year period beginning at the end of 2013 at a price based on business performance, which had an estimated fair value of $148 million at the acquisition date.

In 2010, the Company purchased Accertify and Revolution Money for a total consideration of $151 million and $305 million, respectively. Accertify is an online fraud solution provider and Revolution Money, which was subsequently rebranded by the Company as Serve, is a provider of secure person-to-person payment services through an internet-based platform.

These acquisitions did not have a significant impact on either the Company's consolidated results of operations or the segments in which they are reflected for the years ended December 31, 2012, 2011 and 2010.

The following table summarizes the assets acquired and liabilities assumed for these acquisitions as of the acquisition dates:

	Loyalty		Revolution
(Millions)	Partner(a)	Accertify	Money(b)
Goodwill	$539	$132	$184
Definite-lived intangible assets	295	15	119
Other assets	208	10	7
Total assets	1,042	157	310
Total liabilities (including NCI)	426	6	5
Net assets acquired	$616	$151	$305
Reportable operating segment	ICS	GNMS

  The final purchase price allocation was completed in 2012. The above amounts do not differ significantly from the estimates at the acquisition date.
  Included in Corporate & Other.